EXHIBIT 99.1

   CONFERENCE CALL TRANSCRIPT

   LGND - LIGAND PHARMACEUTICALS INCORPORATED CONFERENCE CALL

   EVENT DATE/TIME: SEP. 11. 2006 / 8:00AM PT



CORPORATE PARTICIPANTS
 HANK BLISSENBACH
 LIGAND PHARMACEUTICALS INCORPORATED - CHAIRMAN, INTERIM CEO

 PAUL MAIER
 LIGAND PHARMACEUTICALS INCORPORATED - SVP, CFO

 ANDRES NEGRO-VILAR LIGAND
 PHARMACEUTICALS INCORPORATED - EVP R&D, CHIEF SCIENTIFIC OFFICER

 TOD MERTES
 LIGAND PHARMACEUTICALS INCORPORATED - VP, CONTROLLER

 WARNER BROADDUS LIGAND
 PHARMACEUTICALS INCORPORATED - VP, GENERAL COUNSEL


CONFERENCE CALL PARTICIPANTS
 DAVID WEBBER
 FIRST ALBANY - ANALYST

 ECHO HE
 CRT CAPITAL - ANALYST

 TONY CAMPBELL
 KNOTT PARTNERS - ANALYST

 RICHARD MANSOURI
 PARA PARTNERS - ANALYST

 RICHARD MARAUCHEK
 OSPREY CAPITAL - ANALYST

 MORGAN RUTMAN
 HARVEST MANAGEMENT - ANALYST

 LARRY ROBBINS
 GLENVIEW CAPITAL - ANALYST

 DAVID KNOTT
 KNOTT PARTNERS - ANALYST



 PRESENTATION


OPERATOR

 At this time, I would like to welcome everyone to the Ligand Pharmaceuticals conference call. All lines have been placed on mute to prevent any background noise. After the speakers' remarks, there will be a question-and-answer session. (OPERATOR INSTRUCTIONS) At this




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time I would like to turn the call over to  Mr.Hank  Blissenbach,  Chairman  and interim Chief Executive Officer.

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HANK BLISSENBACH - LIGAND PHARMACEUTICALS INCORPORATED - CHAIRMAN, INTERIM CEO

 Good morning, everyone. I am Hank Blissenbach. I am the Chairman and interim CEO of Ligand Pharmaceuticals. With me this morning are Andres Negro-Vilar, our Chief Scientific Officer and head of our research and development area; Paul
Maier, our Chief Financial Officer; Tod Mertes, our Controller; and Warner Broaddus, our General Counsel. Before I start with my remarks, I'm going to ask Paul to remind us of our Safe Harbor obligations.

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 PAUL MAIER  - LIGAND PHARMACEUTICALS INCORPORATED - SVP, CFO

 Thank you, Hank. Our comments today will contain forward-looking statements within the meaning of section 21E of the Securities Exchange Act of 1934 as amended that reflect Ligand's judgment and involve risks and uncertainties as of the date of this call. These statements include those related to the pending sales of the AVINZA and the oncology product lines.

The actual events or results may differ from Ligand's expectations, judgments, and beliefs. For example, there can be no assurance that the pending sales of AVINZA and oncology product lines will close as contemplated. Additional information concerning these or other risk factors affecting Ligand's business can be found in our prior press releases as well as in Ligand's public periodic filings with the SEC, which are available via Ligand's website, at www.Ligand.com. Ligand disclaims any intent or obligation to update these forward-looking statements beyond the date of this release.

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 HANK BLISSENBACH  - LIGAND PHARMACEUTICALS INCORPORATED - CHAIRMAN, INTERIM CEO

 Thank you, Paul. We are delighted to reconnect with our investors to provide you with more details on the asset sales that we announced last week and to describe how we currently envision Ligand's future.

Last Thursday we announced two transactions that are the first step in changing our Company into the new Ligand -- a Ligand that is well along the path of being dramatically restructured and acutely refocused. With the sales of our commercial products, we have delivered significant value to our shareholders in the form of $470 million in cash, plus the assumption of another $48 million in payment obligations and the rights to a promising royalty stream from AVINZA for the next 11 years.

Both deals include a number of other terms, including certain purchase price adjustments depending on circumstances at closing, as well as indemnities, and escrowed amounts for those indemnities, and termination fees, among other terms. These are all described in our SEC filings, which include the agreements themselves.

Also of great importance to us, we have placed our commercial products with companies that will serve our patients and our employees well. The majority of our employees working in the AVINZA and oncology product areas will be offered employment with the acquiring companies, both of which are leaders in their respective fields.

We are also pleased to sign a contract sales agreement with King so that their sales force can take over from Organon in the near term, help our specialty sales force continue to promote the brand,


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and support  that  product and our  customers  until the closing of the purchase deal. We regard this as an important transition step to secure the future of the brand and our future royalty stream.

With these transactions and our restructuring, which is underway, we believe Ligand will be a highly specialized research and development and royalty company. We are moving at a fast pace. Our future research and development endeavors will focus on a select number of our most promising in-house compounds, two of which we expect to go into clinical trials later this year.

Both I and the Board of Directors are working to ensure that our R&D expense going forward will be looked at carefully and will also be focused on specific projects, which are most likely to have positive returns. We plan to set aside a reasonable but finite amount of financial resources necessary to advance our R&D assets for the purpose of future value maximization.

The royalty aspect of our Company is indeed very exciting and valuable. In addition to our significant AVINZA royalty stream, potential near-term partnered royalties and milestone payments could come from two potential blockbusters, GSK's Promacta, formerly Eltrombopag, and Wyeth's bazedoxifene, as well as from several other of Ligand's partnered clinical-stage products which Andres will describe for you shortly.

The sale of AVINZA to King Pharmaceuticals requires shareholder approval, so a shareholder meeting date will be scheduled and a proxy distributed as soon as we obtain SEC approval. We expect the AVINZA transaction to close before the end of this calendar year. I should note that further details about the King royalty arrangement will be spelled out in this upcoming proxy statement.

We expect to close the all-cash sale of our oncology assets to Eisai soon after Hart-Scott-Rodino clearance.

Now in anticipation of some of the questions current and prospective investors may have, let me say the following. We currently plan to bring new leadership to Ligand in the form of a new Chief Executive Officer who supports our focused R&D efforts going forward. We are looking for a leader with a strong scientific background and with a proven track record that can maximize the value of our assets. This individual will be fiscally prudent and capable of assisting us in maximizing shareholder value. With the support the Board of Directors, this new leader will help our organization become a lean and focused royalty and research and development company.

We have not yet made the determination regarding distribution of the cash proceeds from the AVINZA and oncology sale, nor when that might happen, or in what manner. These decisions will be made by our Board of Directors and management in conjunction with our financial and legal advisers in the near future.

We expect the majority of the profits from these sales will be shielded by our NOLs, so that our shareholders will enjoy the full economic benefit of these proceeds. You should also know that even after NOLs are utilized in these sales, we should still have significant operating loss carryforwards to shield future profits.

We can also say that since the oncology deal is expected to close in October, and AVINZA in the November and December time frame, it is possible that cash will be returned to shareholders in two special dividend payments. We are cognizant of the time value of money and will not hold onto excess cash any longer than necessary.

While we are still working on our budgets for 2007 and beyond, it is management's current focus to right-size our expense structure, most of which will be discretionary once the asset sales are completed. Our mission now is to begin rationalizing both SG&A and R&D expenditures, so that we are cash flow and earnings positive as soon as possible.



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I want to note that while the events of last week are a  terrific  step  forward for Ligand's shareholders, our work to maximize the value of the Company's assets for the benefit of our shareholders will continue unabated. As I close my formal remarks, I want to mention how pleased the Board of Directors of Ligand is to be bringing clarity to our investors and employees about Ligand's future.

Also, I would like to express my personal gratitude to the people at Ligand who have worked so hard for so many months through a very difficult time for the Company. We appreciate your patience and your commitment to the Company, and feel strongly that the most recent transactions are a great leap forward, not only for the Company but for each and every stakeholder in our organization.

Now I'm going to turn it over to Andres for a detailed description of our proprietary and partnered product portfolios. Andres?

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 ANDRES NEGRO-VILAR  - LIGAND PHARMACEUTICALS INCORPORATED - EVP R&D,
 CHIEF SCIENTIFIC OFFICER

Thank you, Hank. Good morning to everybody. First of all, I would like to provide a brief overview of Ligand's R&D moving forward.

As you know, Ligand R&D is an experienced, mature, fully-integrated organization with a proven, highly-successful track record of bringing molecules from discovery to preclinical and later-stage clinical development into registration both in the U.S. and internationally. Over the last 15 years, Ligand R&D alone or together with its partners has produced 38 clinical candidates; 15 INDs; and in the last seven years, nine NDAs and MAAs.

These novel therapies target multiple therapeutic indications including the areas of oncology, hematology, diabetes, dyslipidemias, atherosclerosis and cardiovascular disease, osteoporosis, menopause, male and female sexual dysfunction, frailty, as well as inflammatory and autoimmune disorders.

This track record of accomplishments, which is among the most successful for any midsized biotech company, has been and continues to be recognized by multiple major pharmaceutical companies. The knowledge and expertise developed over time by the R&D organization, coupled with an outstanding and proven technology platform, prognosticate well for further success in bringing new molecules into a development position sufficient to realize great value for our shareholders.

Indeed, two such molecules, about which we've had expression of interest from major pharmaceutical companies, are targeted for clinical trials this year. These two fully-owned programs, which have produced molecules with a promising preclinical profile, are now advancing to the clinical trial stage.

The first one I'm going to describe is the oral thrombopoietin mimic LGD4665. Building on Ligand's expertise and record of success in this area, the R&D organization moved LGD4665, a novel orally active TPO mimetic, into IND track earlier this year, with a Phase I trial initiation targeted for 4Q of 2006.

LGD4665 has the requisite profile of efficacy and selectivity in the appropriate models to support moving it into the clinic as a promising second-generation TPO mimetic targeting different forms of thrombocytopenia in very large and underserved markets.



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The second  molecule I want to  highlight  is a  selective  oral  glucocorticoid receptor modulator, LGD5552. Ligand R&D has pioneered the development of orally active selective modulators of different steroid receptors, which maintain the
desired  activity  of  leading  marketed   molecules  but  eliminate   undesired
dose-limiting side effects.

Examples of such molecules are those targeting the estrogen receptor, such as bazedoxifene and lasofoxifene; the progesterone receptor, Tanaprogest; and the androgen receptor LGD2941.

In this case, LGD5552 represents a novel nonsteroidal selective glucocorticoid receptor modulator which has met the targeted profile of full anti-inflammatory activity similar to that of dexamethasone and prednisone, and has shown reduced potential to induce bone loss and osteoporosis, hyperglycemia, hypertension, adrenal suppression, growth suppression, and several other parameters that typically limit the dosing and duration of treatment of corticoids across many therapeutic indications. LGD5552 is also scheduled to move into clinical trials later this year.

There are a number of other emerging R&D opportunities due to the extensive efforts at Ligand over the last several years in the androgen program. These have resulted not only in the development of LGD2941 in collaboration with TAP, but also in the development by Ligand of a second-generation SARM -- or selective androgen receptor modulator -- LGD3303, which has reached clinical candidate declaration.

These two molecules represent important assets for any potential partner for large therapeutic areas such as male and female osteoporosis, frailty, cachaxia, and sexual dysfunction. On the SARM antagonist front, Ligand is developing novel molecules targeting AIPC, or androgen independent prostate cancer, which is advanced stage of prostate cancer currently without effective therapies, representing an important segment of the prostate cancer market. Both of these programs have elicited considerable interest for partnering from major pharmaceutical companies.

Now as a conclusion for our proprietary pipeline section, in the new Ligand our R&D expenditures will be largely discretionary, so we have more flexibility to determine at any time what our expenses will be going forward. Thus we can, first, have better control of our expenses and, second, redirect capital to the most promising commercial opportunities at any given time.

As a summary of our partnered pipeline, at this point it might be helpful to give our shareholders an update on our portfolio of partnered product candidates. I would suggest to each of you to do your own research on these drugs, as many of them are covered by Wall Street research on our partners including Glaxo, Wyeth, Pfizer, TAP, and Eli Lilly.

As many of you are already aware, we have multiple compounds under development by major pharmaceutical companies. In every case our partners are incurring 100% of the R&D expense to bring these drugs to market. Ligand Pharmaceuticals stands to earn payments as these drugs achieve certain milestones. Should these drugs generate revenues, Ligand would also earn between single to low double percentage royalties, depending on the licensing agreement, on net sales.

Some of the product candidates for which we have royalty rights are Promacta, formerly known as Eltrombopag. Promacta is partnered with one of the world's most successful pharmaceutical companies, Glaxo SmithKline, and is directed to the treatment of thrombocytopenia. GSK hopes to launch Promacta by mid 2007 depending on their timing of their NDA filing. GSK has completed Phase III trial in immune thrombocytopenia purpura, or ITP; and is conducting Phase II trials in hepatitis C, viral, and in chemotherapy-induced thrombocytopenias.

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

Many analysts believe that Promacta has the potential to be a blockbuster drug with sales potentially reaching or exceeding $4 billion. We generally have a tiered royalty structure that reaches 10% on sales over $400 million.

An added TPO compound generated from a successful partnership with GSK is SB-559448, a backup to the Promacta compound, entering Phase I.

Second I want to address bazedoxifene, which is one of our SERMs that comes from our partnership with Wyeth for the treatment of osteoporosis and menopausal symptoms. Wyeth, as you know, filed an NDA in June 2006 with a PDUFA date in April 2007. Ligand stands to earn about mid single digit royalties on sales of bazedoxifene. In addition, Wyeth has indicated that bazedoxifene has a market potential of at least $1 billion.

Moreover, Wyeth has also indicated that a second product, bazedoxifene/CE, which is a combination of bazedoxifene and conjugated estrogens, such as those in Premarin, is scheduled for NDA in mid 2007. This combo drug also profiles as a potential blockbuster because of its targeting vasomotor symptoms while at the same time offering full endometrial protection.

The third  product  Oporia  lasofoxifene  is being  developed  by Pfizer for the treatment of osteoporosis and vaginal atrophy. Pfizer is currently in discussions with the FDA regarding the potential approval of Oporia. Our net royalty rate also would be in the mid single digits for that sale.

Lilly has compound 674 in development for the treatment of dyslipidemias and atherosclerosis. This drug commenced Phase II trials in July of 2005, and Ligand has a low double digit royalty right on Lilly 674.

Finally with GSK we have GW501516, which is being developed by Glaxo SmithKline for the treatment of dyslipidemias. This drug is in Phase II trials, and Ligand also has a low double digit royalty on this particular drug.

Both Lilly 674 and GW510516 have large market potential, particularly because they target lipid parameters in a beneficial way far exceeding those achieved by statins today. Hank?

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 HANK BLISSENBACH  - LIGAND PHARMACEUTICALS INCORPORATED - CHAIRMAN, INTERIM CEO

 Thanks, Andres. In summary, as you can see, we have multiple shots on goal with our partnered product royalty portfolio. Any one of these potential blockbusters may produce significant value for our shareholders. In spite of the dramatic change at the Company, we are fortunate to have a large percentage of our shares held by a committed shareholder base that believes quite strongly in the value of our intellectual property assets and royalty portfolio.

Over the coming months we will position our Company so that our shareholders can reap the benefits as our portfolio of royalty rights on several potential blockbuster drugs hopefully comes to fruition in the coming years. With that, I'll open the line for questions.




 QUESTION AND ANSWER


--------------------------------------------------------------------------------
OPERATOR

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 (OPERATOR INSTRUCTIONS) David Webber, First Albany.

--------------------------------------------------------------------------------
 DAVID WEBBER  - FIRST ALBANY - ANALYST

 (technical difficulty) I have a couple. First, could you give us some more detail on what percentage of the proceeds from these product sales you expect to be shielded by NOLs? And related to that, what total NOLs you expect to be left afterwards.

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 HANK BLISSENBACH  - LIGAND PHARMACEUTICALS INCORPORATED - CHAIRMAN, INTERIM CEO

 Tod, I'm going to let you answer that question.

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 TOD MERTES  - LIGAND PHARMACEUTICALS INCORPORATED - VP, CONTROLLER

 We expect the majority or all of the proceeds from these two transactions to be shielded by NOLs, subject to both federal and state AMT requirements. Then after that, as Hank mentioned, we expect to still have significant NOLs. Although I will remind everyone that those are subject to or could be subject to limitations. I would refer you to our previous SEC filings for the exact amounts that we had previously.

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 DAVID WEBBER  - FIRST ALBANY - ANALYST

 Okay, thanks. In terms of getting a sense of your comments regarding goals of becoming cash flow and earnings positive, is that something you would expect to achieve as early as next year, or the year after?

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 HANK BLISSENBACH  - LIGAND PHARMACEUTICALS INCORPORATED - CHAIRMAN, INTERIM CEO

 We're certainly going to work as hard as we can to achieve it by the end of next year. As you know, we will be needing cash in order to fuel our research and development endeavors. But we intend that with some, I guess, good luck with the products in our royalty portfolio we should be in good shape in 2007.

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 DAVID WEBBER  - FIRST ALBANY - ANALYST

 Okay. Related to that, I realize that your R&D spending going forward will depend a lot on just how things go; but can you give us a range of what you would expect to be spending on R&D in 2007?

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 HANK BLISSENBACH  - LIGAND PHARMACEUTICALS INCORPORATED - CHAIRMAN, INTERIM CEO

 I hate to put a dollar figure on a range of spending in 2007. We are going to be focusing our attention on certainly the two primary products that we are moving into the IND phase over the next year. We expect that the royalties that will be bringing in will help to fuel that. Andres, I'm going to let you comment further on that.

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 ANDRES NEGRO-VILAR  - LIGAND PHARMACEUTICALS INCORPORATED - EVP R&D,
 CHIEF SCIENTIFIC OFFICER

 I think, certainly as Hank indicated, we're trying to be very judicious in how we allocate R&D expenses going forward, particularly for those products that as we just said are moving into the clinic late this year.

So we essentially expect to complete the Phase Is the first half of next year. Then from there on then we will have the opportunity to decide on which type of Phase II studies we may want to initiate for the promising indications.

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 DAVID WEBBER  - FIRST ALBANY - ANALYST

 Okay. Strategically what would be -- you highlighted 4665 and 5552. So what would be your goals for those products after you have completed Phase I?

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 ANDRES NEGRO-VILAR  - LIGAND PHARMACEUTICALS INCORPORATED - EVP R&D,
 CHIEF SCIENTIFIC OFFICER

 Certainly in the case of, starting with 4665, I think there is a well-defined pathway for development of these products. Certainly there are three major indications, the ITP, hepatitis C, and chemotherapy-induced thrombocytopenia.

We have already done quite extensive analysis and discussions with experts in each one of those indications. Of course we have the information that is coming out from other trials that have been conducted along those indications as well.

I do believe that initiating Phase II in one of those indications -- could possibly be ITP for instance -- will be valuable, because in addition to having the Phase I data in normal volunteers will give us also specific data on patients, where we can ascertain that the full efficacy that we expect this drug to have, equal to or better than thrombopoietin, will be important to have in a patient population.

In the case of 5552, the Phase I data should give us some evidence already of the activity and the potential separation. I think late Ib or IIa, small Phase II, would also give us data in patients, then will give us much robust information about the separation of those.

Once we have that clear proof of concept that we indeed have achieved the goals that we have for these two molecules, I think the value of those two molecules will be highly recognizable. That will have strengthened our position that these will represent two important assets that the R&D organization is putting out there for the market to analyze.

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 DAVID WEBBER  - FIRST ALBANY - ANALYST

 Thanks. One last question and I'll get back in the queue. On 4665, does Glaxo SmithKline have any ownership or option to that compound?

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

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 ANDRES NEGRO-VILAR  - LIGAND PHARMACEUTICALS INCORPORATED - EVP R&D,
 CHIEF SCIENTIFIC OFFICER

 No, none whatsoever. I think we were very careful that we waited until we completed the research portion of the alliance with Glaxo. As you know, we have -- in all our collaborations with other companies, we reserve the rights to bring the technology back in and start our own program internally. That is what we did in this case.

We generated a new group of molecules from our own chemistry, and obviously quite distinct and separate from the Glaxo compounds. We have a strong legal, IP, intellectual property opinion on those. So those are essentially Ligand-only molecules.

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 DAVID WEBBER  - FIRST ALBANY - ANALYST

 Thank you very much.

--------------------------------------------------------------------------------
OPERATOR

 Echo He, CRT Capital.

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 ECHO HE  - CRT CAPITAL - ANALYST

 My question is, you just stated that your goal is to turn Ligand into a lean royalty and R&D company in the future. I just wonder whether you have a plan to eventually monetize either royalty streams, or your R&D operation, or just monetize all the Company as a whole.

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 HANK BLISSENBACH  - LIGAND PHARMACEUTICALS INCORPORATED - CHAIRMAN, INTERIM CEO

 We do not have a plan to do it at this point. I'm not sure I understand the question.

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 ECHO HE  - CRT CAPITAL - ANALYST

 Okay. It's like, of course, your previous news release said your shareholder value maximizing process is still ongoing. I'm just trying to get more out of that meaning.

I mean, your Company is in the future going to have royalty streams and R&D operations. I just wonder whether you are going to continue to sell part of these operations in the future, or royalty streams, or the Company completely.

--------------------------------------------------------------------------------
 HANK BLISSENBACH  - LIGAND PHARMACEUTICALS INCORPORATED - CHAIRMAN, INTERIM CEO

 We will have a royalty stream going forward that will come both from our commercial sale of AVINZA and from our royalty arrangements we have on our partnered products. We will be maximizing those royalty streams going forward. I don't know if that answers your question or not.

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

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 ECHO HE  - CRT CAPITAL - ANALYST

 Maximizing means you're going to find some buyers, financial buyers or how? How to maximize?

--------------------------------------------------------------------------------
 HANK BLISSENBACH  - LIGAND PHARMACEUTICALS INCORPORATED - CHAIRMAN, INTERIM CEO

 We don't have any plans to do that at this point, no.

--------------------------------------------------------------------------------
 ECHO HE  - CRT CAPITAL - ANALYST

 Okay. What about R&D operations? Are you going to eventually find partners and monetize the intellectual property?

--------------------------------------------------------------------------------
 ANDRES NEGRO-VILAR  - LIGAND PHARMACEUTICALS INCORPORATED - EVP R&D,
 CHIEF SCIENTIFIC OFFICER

 I think obviously that is a clear opportunity we may have. Certainly as we just answered to the previous question, we need to make sure that we realize the value of our molecules by bringing them to the clinic and getting some proof of concept in the clinic.

At that point in time, I'm pretty sure there will be a lot of interest from other companies to help us move those molecules forward. Then of course there are a number of options that can be explored along those lines.

Then in my introductory comments I also mentioned that we have other molecules which, at this point in time, we intend to spend our own R&D dollars. Like the molecules in the androgen program. But there is a level of interest that has already been expressed to trying to obtain some of those rights and molecules to move forward by other companies as well. There is another way that we can start bringing additional revenues to this process.

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 ECHO HE  - CRT CAPITAL - ANALYST

 In other words, can I interpret it like that -- you like to do R&D and no timing for how long you're going to carry R&D operation; but you probably are not going to carry the R&D operation forever? Is that fair to say?

--------------------------------------------------------------------------------
 ANDRES NEGRO-VILAR  - LIGAND PHARMACEUTICALS INCORPORATED - EVP R&D,
 CHIEF SCIENTIFIC OFFICER

 I don't know. Forever is such a long term that I don't know what you mean by that. But certainly I don't think we need to put a stake in the sand at this point in time and say there is going -- to a particular period in time, whether it is beginning of next year or the following year, etc.

I think the success of our programs, and the way that it is perceived by the market, and how it is perceived by the potential other interested companies will determine at that time what kind of decisions we make.

--------------------------------------------------------------------------------
 ECHO HE  - CRT CAPITAL - ANALYST

 Okay, I understand. Thank you so much.

--------------------------------------------------------------------------------
OPERATOR

 Tony Campbell, Knott Partners.

--------------------------------------------------------------------------------
 TONY CAMPBELL  - KNOTT PARTNERS - ANALYST

 I think my question has kind of been answered, but I will just sort of -- Hank, as I see it today, are you still evaluating strategic alternatives? Or is that process finished?

--------------------------------------------------------------------------------
 HANK BLISSENBACH  - LIGAND PHARMACEUTICALS INCORPORATED - CHAIRMAN, INTERIM CEO

 I think the process is -- I am not sure I would say finished-finished, but it is finished. We have made the decision to move forward as a research and development company with a royalty asset along with it; and we are focusing on that.

So I guess in other words, Tony, if you are asking if we're looking for buyers for other parts of the Company, which I think that Echo may have been getting as well, we are not. We are now sending the message back to our shareholders and to our employees that we have determined what the new Ligand looks like. It is an R&D company with a royalty asset; and forward we go.

--------------------------------------------------------------------------------
 TONY CAMPBELL  - KNOTT PARTNERS - ANALYST

 Hank, if I could just follow up, I think you mentioned that you were looking for a new CEO. I wondered if you could give us some sense of the timing when there would be personnel changes. I presume since you may have too many people there, can you give us a time frame when some positions might be evaluated and/or eliminated, please?

--------------------------------------------------------------------------------
 HANK BLISSENBACH  - LIGAND PHARMACEUTICALS INCORPORATED - CHAIRMAN, INTERIM CEO

 The time frame on the CEO, as the search firm tells me, is anywhere from four to six months. We will be pushing them as hard as we can to be on the four-month side of that equation, but that is the time frame they give. I interpret that to be by the end of the year. Personally I will be disappointed if we don't have a new CEO on board by the end of the calendar year.

We are in the process now of evaluating the rest of the organization from a personnel standpoint. We're balancing that, Tony, as you know, with our responsibility to maintain the operations of the Company both along the AVINZA product line and the oncology and dermatology product line, as per our agreement with each of those on the asset side.

We will be finishing up hopefully the Eisai agreement faster, and that should close sooner. But it is possible that the AVINZA close won't come till the end of the year.

On the SG&A side of it, you are right. We will be making decisions and changes looking at what is needed for the remaining Company, the R&D company, and making those changes as soon as feasible. They are certainly in my sight, and we have already started to model what the new Company is going to look like.

--------------------------------------------------------------------------------
 TONY CAMPBELL  - KNOTT PARTNERS - ANALYST

 Thank you.

--------------------------------------------------------------------------------
OPERATOR

 Richard Mansouri, Para Partners.

--------------------------------------------------------------------------------
 RICHARD MANSOURI  - PARA PARTNERS - ANALYST

 Two questions for Andres. At first, regarding LGD4665, if that works, what is your expectation in terms of timing as to when it could potentially enter the market?

Have you done any estimates as to the potential market size of that compound?

--------------------------------------------------------------------------------
 ANDRES NEGRO-VILAR  - LIGAND PHARMACEUTICALS INCORPORATED - EVP R&D,
 CHIEF SCIENTIFIC OFFICER

 In response to the first question, of course largely it will depend on our ability, as well as the ability of other companies that are working in this area, to submit data either for short courses of treatment of six weeks, or whether it will be necessary to go beyond that.

If we can do Phase IIs and Phase IIIs with after six weeks of treatment, that will be sufficient for submission. Then I think we're looking at reaching the mark sometime in the 2009, maybe early 2010 range.

In regards to the market, of course we have done some analysis. But again, I indicated earlier that there are a number of analyses that have been made out there that clearly take the overall market of thrombocytopenias in the $4 billion range.

You can look at the different indications, and we mentioned three, but there are many more that make this totality of the market. So I think there is plenty of opportunity there for us to be successful with a second-generation molecule.

--------------------------------------------------------------------------------
 RICHARD MANSOURI  - PARA PARTNERS - ANALYST

 I understand. Now, the timing and the market size, those are both encouraging. You say you own 100% of that compound?

--------------------------------------------------------------------------------
 ANDRES NEGRO-VILAR  - LIGAND PHARMACEUTICALS INCORPORATED - EVP R&D,
 CHIEF SCIENTIFIC OFFICER

 We own 100% of the compound, yes.

--------------------------------------------------------------------------------
 RICHARD MANSOURI  - [PARA PARTNERS] - ANALYST

 My second question -- and I understand you're limited by what you can say about some of your partnered products. But can you provide us any update on the Glaxo and the Lilly PPAR development programs?

I know that there have been some negative results in PPARs for diabetes applications. But analysts think that this technology could be useful for treating elevated cholesterol. Can you shine some light on that?

--------------------------------------------------------------------------------
 ANDRES NEGRO-VILAR  - LIGAND PHARMACEUTICALS INCORPORATED - EVP R&D,
 CHIEF SCIENTIFIC OFFICER

 Sure. Absolutely. I think first of all, the disappointing results in diabetes really stems from the fact that some of the molecules that were brought forward were just only PPAR gammas, not mixed agonists -- gamma, delta, gamma/alpha, etc. -- particularly gamma/alpha. Some of them ran into problems for a variety of reasons.

It needs to be stated that PPAR gammas in general have been successful in the treatment of diabetes. Certainly if you look at Avendia, it is doing very well.

One of the areas where there were problems is that in the development of many of these molecules, [they be] identified the potential for carcinogenicity of some of these models in preclinical animal models.

They put a requirement that all the molecules moving forward, before they started Phase IIIs of at least six months duration, needed to have completed the carcinogenicity studies in two species, to determine if there was a margin of safety, exposure versus dose, that started producing some carcinogenic potential in the animals. We know that both Lilly and Glaxo are conducting those studies for 674 and for 516, I think depending on the outcome of those, then they will be poised to move into Phase III.

As you well know, the PPAR alpha compounds have this unique profile of having a sort of a complete impact on lipid molecules. In other words they, as the statins do, they lower cholesterol, they lower LDL. But they also -- and better than statins -- they increase HDL substantially. And at the same time they have a profound effect on lowering triglycerides, which is something that right now we are lacking in many of these other agents that we have.

So I think the combination of those things is what has in the case of both companies, to look at that as dyslipidemias, and in particularly at atherosclerosis, which will be a very, very large market. So we hope that the carcinogenicity data will come clean enough that then they can move into the late-stage development. These will be essentially very large, important products for us and for the market in general.

--------------------------------------------------------------------------------
 RICHARD MANSOURI  - [PARA PARTNERS] - ANALYST

 This is LY674 and GW516? Those are both in Phase II, am I correct?

--------------------------------------------------------------------------------
 ANDRES NEGRO-VILAR  - LIGAND PHARMACEUTICALS INCORPORATED - EVP R&D,
 CHIEF SCIENTIFIC OFFICER

 That is correct.

--------------------------------------------------------------------------------
 RICHARD MANSOURI  - [PARA PARTNERS] - ANALYST

 You have double-digit royalty on each of those?

--------------------------------------------------------------------------------
 ANDRES NEGRO-VILAR  - LIGAND PHARMACEUTICALS INCORPORATED - EVP R&D,
 CHIEF SCIENTIFIC OFFICER

 On each of those, yes.

--------------------------------------------------------------------------------
 RICHARD MANSOURI  - [PARA PARTNERS] - ANALYST

 All right, thanks again and thanks to everyone who worked to put together this really creative and transformational structure in place.

--------------------------------------------------------------------------------
OPERATOR

Richard Marauchek, Osprey Capital.

--------------------------------------------------------------------------------
 RICHARD MARAUCHEK  - OSPREY CAPITAL - ANALYST

 Hank, could you comment a bit on -- I know you have already talked a little bit about the NOLs of the Company. But could you talk about whether Ligand could be positioned for even greater tax efficiency if the AVINZA revenues accelerate and/or Promacta, bazedoxifene, etc. become the blockbusters that number of analysts expect them to be? Then I have a follow-up question.

--------------------------------------------------------------------------------
 HANK BLISSENBACH  - LIGAND PHARMACEUTICALS INCORPORATED - CHAIRMAN, INTERIM CEO

 I'm going to refer that to the NOL expert. Tod?

--------------------------------------------------------------------------------
 TOD MERTES  - LIGAND PHARMACEUTICALS INCORPORATED - VP, CONTROLLER

 Sure. Again we expect to have significant NOLs after we do the tax accounting for these transactions, which will benefit us going forward. It is too early to really discuss this, but the

Board is looking at some other types of tax structures, royalty trusts, and whatnot, that may provide further tax benefits going forward if, as you indicate, some of these royalties do hit. Probably all we are prepared to say at this point.

--------------------------------------------------------------------------------
 RICHARD MARAUCHEK  - OSPREY CAPITAL - ANALYST

 Okay. Then a second question. The Company has not attended any conferences lately, which is understandable. It has also been very difficult for analysts to reach management. Will management be making a better effort to reach out to the investment community? Can you talk about your communications going forward?

--------------------------------------------------------------------------------
 HANK BLISSENBACH  - LIGAND PHARMACEUTICALS INCORPORATED - CHAIRMAN, INTERIM CEO

 Well, we intend to, as an example by this call, we are now going to try and reach back into the investment community again. We know that the Company has been fairly silent and has not been very visible.

By the end of this year we expect to have made the organizational changes, the R&D decisions that we have to make. We expect to increase our visibility, obviously, to the investor community throughout the rest of the year, but certainly into 2007.

I would think that our next communication now with the investment community is going to be at the end of our -- at the conclusion of our next quarterly release.

--------------------------------------------------------------------------------
 RICHARD MARAUCHEK  - OSPREY CAPITAL - ANALYST

 Okay. Thanks so much and congratulations.

--------------------------------------------------------------------------------
OPERATOR

 Morgan Rutman, Harvest Management.

--------------------------------------------------------------------------------
 MORGAN RUTMAN  - HARVEST MANAGEMENT - ANALYST

 I have a couple questions for Andres and one for Hank. First, Andres, given that Pfizer has had issues with Oporia, can you talk about, or maybe give us your opinion, why you think Wyeth is so optimistic regarding bazedoxifene and bazedoxifene/CE?

--------------------------------------------------------------------------------
 ANDRES NEGRO-VILAR - LIGAND PHARMACEUTICALS INCORPORATED - EVP R&D, CHIEF SCIENTIFIC OFFICER

 I don't know if I can get into exactly the mind of the Wyeth people to tell you why they are so optimistic. I used to be there at one time. So I can tell you one thing, they do have a lot of experience in developing these types of drugs, or drugs for these types of indications. They have had a long-term record of success there. So I know that they certainly are well prepared to put a package together that should stand good review at the FDA.

Having said that, we still don't know officially yet all the details of why the Oporia NDA was rejected, although Pfizer has clearly expressed that they intend to resubmit this. Wyeth has done the necessary work to fulfill all the requirements in terms of not only the efficacy, in terms of bone parameters in postmenopausal women for osteoporosis; but also in terms of safety. Endometrial safety is one that they have focused, as you need to do, very carefully as well.

So I believe that they seem to be confident that they have all the necessary information. Like I said, they have been there before.

I also want to remind everybody this is not a class effect. We talked about PPARs before, but there is a product in the market, a first-generation SERM, which is Avista, that also has potentially a similar profile of both lasofoxifene and bazedoxifene, and have done better in head-to-head trials. So this is not a class effect. I am sure that the Wyeth people have looked at this as carefully as they can to put all the necessary information together.

I also believe that the bazedoxifene and conjugated estrogen combination -- which also has been designed to provide the added benefit of relief of vasomotor symptoms, which is still one of the large unintended elements in the treatment of postmenopausal women, particularly after the Women's Health Initiative -- that will provide an outstanding combination of treatment of vasomotor symptoms. Complete suppression of those symptoms, which only estrogens or SERMs in this case can afford. And at the same time protecting the endometrium from the proliferative effect of estrogen.

So I think that will be another very important product. As I indicated earlier, there is supposed to be an NDA submission made next year.

--------------------------------------------------------------------------------
 MORGAN RUTMAN  - HARVEST MANAGEMENT - ANALYST

 Yes, you said the PDUFA date is early in '07.

--------------------------------------------------------------------------------
 ANDRES NEGRO-VILAR  - LIGAND PHARMACEUTICALS INCORPORATED - EVP R&D,
 CHIEF SCIENTIFIC OFFICER

 PDUFA date is for bazedoxifene is early `07. I was referring to the bazedoxifene with conjugated estrogen. They submit, yes, sometime in mid or early '07. That is I think the latest information that they have publicly released.

--------------------------------------------------------------------------------
 MORGAN RUTMAN  - HARVEST MANAGEMENT - ANALYST

 Okay, then second, following up on your comments on Promacta, I just wanted to make sure I was clear. You said that they have completed the Phase III in one indication. So do you have any update on their filing strategy and maybe the release of when that Phase III data will be out?

--------------------------------------------------------------------------------
 ANDRES NEGRO-VILAR  - LIGAND PHARMACEUTICALS INCORPORATED - EVP R&D,
 CHIEF SCIENTIFIC OFFICER

 First of all, I can only comment on what is publicly out there. I can tell you -- first of all, I don't think I said they had completed Phase III. I said that they have completed enrollment in Phase III.

Now they announced that in July of this year, July 26, on the earnings press release. Of course if they completed enrollment and the enrollment is for a six-week treatment period, then one will have to assume that, if they were thoroughly enrolled in June, then six weeks later most of the patients, all the patients will have completed treatments. So one can infer from that; but they have not specifically said it.

Again, so far, as you know, because I know some of you were there at the last meeting, that they presented these in November, when they initially presented all the data on Promacta, they indicated that they intended to file an IND potentially at the end of this year or early next year. I don't think anything has changed from that indication, at least we haven't had any information to contradict that.

So I think we are very pleased with the development. We're also very pleased with the fact that they continue to release additional data from Phase II studies they have conducted in hepatitis C, as well as in chemotherapy-induced thrombocytopenia, with very good results. As good as those that they have shown already in ITP, so I think all of that is very encouraging to us.

--------------------------------------------------------------------------------
 MORGAN RUTMAN  - HARVEST MANAGEMENT - ANALYST

 Okay. Our next milestone payment for Promacta would be at what point?

--------------------------------------------------------------------------------
 ANDRES NEGRO-VILAR  - LIGAND PHARMACEUTICALS INCORPORATED - EVP R&D,
 CHIEF SCIENTIFIC OFFICER

 Well, I think we receive milestone payment for the Phase III, for the NDA submission, and then after that, then there will be the royalties.

--------------------------------------------------------------------------------
 MORGAN RUTMAN  - HARVEST MANAGEMENT - ANALYST

 Great. Last but not least, Hank, just going back to your beginning when you talked about distributing the money back to shareholders in the form of either, I guess, special dividends or maybe buybacks. So my question would be, when do you think that decision might be made?

Would the decision then to raise the pill to a higher level be contemporaneous with that, given that a number of your large shareholders are at 10%?

--------------------------------------------------------------------------------
 HANK BLISSENBACH  - LIGAND PHARMACEUTICALS INCORPORATED - CHAIRMAN, INTERIM CEO

 Well, with regard the first question on the decision on the dispersion of the funds, that is going to have to be made pretty quick. Because we expect the Eisai deal could wrap up at the end of the Hart-Scott clearance.

The only comment I can make on the pill is basically that I can't comment on it until the Board has a chance to consider it.

--------------------------------------------------------------------------------
 MORGAN RUTMAN  - HARVEST MANAGEMENT - ANALYST

 Okay, great. Thank you all very much.

--------------------------------------------------------------------------------
OPERATOR

 Larry Robbins, Glenview Capital.

--------------------------------------------------------------------------------
 LARRY ROBBINS  - GLENVIEW CAPITAL - ANALYST

 You talked about the uses for the excess cash and that you were going to be sensitive to the time value of money, which we certainly appreciate and respect. But you have talked I think exclusively about a special dividend rather than other alternative ways to distribute the cash. Two things.

Number one, are you willing to consider a repurchase if repurchase does make sense and is feasible?

Number two, if you are willing to consider repurchase, are you willing to make amendments to your poison pill such that any repurchase activity would not unduly put your existing large shareholders in violation of your existing pill?

--------------------------------------------------------------------------------
 HANK BLISSENBACH  - LIGAND PHARMACEUTICALS INCORPORATED - CHAIRMAN, INTERIM CEO

 Certainly we would be willing to consider a repurchase. I think that is a reasonable request, to consider it.

The second part, Warner, I will let you answer the question on the poison pill.

--------------------------------------------------------------------------------
 WARNER BROADDUS  - LIGAND PHARMACEUTICALS INCORPORATED - VP, GENERAL COUNSEL

 I think just to reiterate what Hank said earlier, we're not taking any options off the table. But the Board has some work to do and some deliberations to do before a decision is made on those topics.

--------------------------------------------------------------------------------
 LARRY ROBBINS  - GLENVIEW CAPITAL - ANALYST

 Okay, fine. But that is an unresolved question rather than a commitment to do a special dividend vis-a-vis anything else?

--------------------------------------------------------------------------------
 WARNER BROADDUS  - LIGAND PHARMACEUTICALS INCORPORATED - VP, GENERAL COUNSEL

 Yes, the Board has not made that decision.

--------------------------------------------------------------------------------
 LARRY ROBBINS  - GLENVIEW CAPITAL - ANALYST

 Thank you, guys.

--------------------------------------------------------------------------------
OPERATOR

 David Knott, Knott Partners.

--------------------------------------------------------------------------------
 DAVID KNOTT  - KNOTT PARTNERS - ANALYST

 First of all, what is going to be done with the real estate? I understand there is a fair amount of value in that. Is that going to be sold, leased back, new space taken, or what?

--------------------------------------------------------------------------------
 HANK BLISSENBACH  - LIGAND PHARMACEUTICALS INCORPORATED - CHAIRMAN, INTERIM CEO

 The real estate? Let me just find out about what we have said publicly about the real estate to date.

--------------------------------------------------------------------------------
WARNER BROADDUS  - LIGAND PHARMACEUTICALS INCORPORATED - VP, GENERAL COUNSEL

 That subject would be taken up at the appropriate time. There has been no decision about any real estate.

--------------------------------------------------------------------------------
 DAVID KNOTT  - KNOTT PARTNERS - ANALYST

 Okay. Second question, with respect to the royalty and R&D operation that is left, is there going to be consideration given to -- I can think of two possible things that would separate the royalties from the R&D. One would be to create a royalty trust and spin off a substantial amount of the shares, but perhaps not all of them, to the existing stockholders with the remaining shares going to help fund Ligand.

Or I could think of Ligand spinning out a royalty trust 100% on various existing things like Promacta and so forth; and then having an R&D operation that would then go out and be funded by a secondary stock offering.

In either case I think it would give people, particularly in the second instance, a chance to say, well, I just really am in this for the royalties; and others might prefer to be in it for the R&D ride; and some might want to stay in both. Are you thinking in or considering things of that nature?

--------------------------------------------------------------------------------
 HANK BLISSENBACH  - LIGAND PHARMACEUTICALS INCORPORATED - CHAIRMAN, INTERIM CEO

 I think that is an excellent observation, excellent question. The Board is considering those kinds of alternatives. Those have been thought about at the Board level, and I am sure is going to be discussed as we go forward. I think that is about as much as I can really say about that at this point.

--------------------------------------------------------------------------------
 DAVID KNOTT  - KNOTT PARTNERS - ANALYST

 Thank you, and thanks for your work on this.

--------------------------------------------------------------------------------
OPERATOR

 Tony Campbell, Knott Partners.

--------------------------------------------------------------------------------
 TONY CAMPBELL  - KNOTT PARTNERS - ANALYST

 Thank you, but my follow-up question has been answered.

--------------------------------------------------------------------------------
OPERATOR

 We have reached the end of the allotted time for questions. Are there any closing remarks?

--------------------------------------------------------------------------------
 HANK BLISSENBACH  - LIGAND PHARMACEUTICALS INCORPORATED - CHAIRMAN, INTERIM CEO

 Thank you. On behalf of Ligand's Board and all of our dedicated employees, I would like to again thank all of our shareholders for their patience and their loyalty. We hope and expect that you are pleased the sale of our commercial businesses. We look forward to delivering even more shareholder value in the near future as the new and restructured Ligand Pharmaceuticals. Thank you.

--------------------------------------------------------------------------------
OPERATOR

 This concludes today's conference. You may now disconnect.